Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	CAMTEK LTD
Entity Central Index Key	0001109138
Current Fiscal Year End Date	--12-31
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	29,717,964
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents (Note 4)	$ 22,185	$ 9,577
Short term deposits	4,100
Accounts receivable, net (Note 17B)	25,451	28,817
Inventories (Note 5)	24,355	24,034
Due from affiliates (Note 24)	388	384
Other current assets (Note 6)	3,357	2,414
Deferred tax asset (Note 23)	110	54
Total current assets	79,946	65,280
Fixed assets (Note 7)
Cost	26,580	26,485
Less - Accumulated depreciation	12,003	11,408
Fixed assets, net	14,577	15,077
Restricted deposits (Note 8)		5,182
Long term inventory (Note 5)	1,954	2,304
Deferred tax asset (Note 23)	132	152
Other assets (Note 9)	304	460
Intangible assets, net (Note 10)	4,191	4,163
Goodwill (Note 10)	3,653	3,653
Total noncurrent assets	10,234	15,914
Total assets	104,757	96,271
Current liabilities
Short term loan (Note 11)	3,000	1,409
Accounts payable - trade	6,773	9,761
Long term bank loans - current portion (Note 13)	1,700	433
Other current liabilities (Note 12)	21,568	21,408
Total current liabilities	33,041	33,011
Long term liabilities
Long term bank loans (Note 13)	2,092	758
Liability for employee severance benefits (Note 15)	652	626
Other long term liabilities (Note 16)	9,039	7,884
Total noncurrent liabilities	11,783	9,268
Total liabilities	44,824	42,279
Commitments and contingencies (Note 17)
Shareholders' equity (Note 19)
Ordinary shares NIS 0.01 par value, authorized 100,000,000 shares, issued 31,810,340 in 2011 and 31,370,359 in 2010, outstanding 29,717,964 in 2011 and 29,277,983 in 2010	133	132
Additional paid-in capital	61,014	60,452
Retained earnings (accumulated losses)	684	(4,694)
Total shareholders' equity before treasury stock	61,831	55,890
Treasury stock, at cost (2,092,376 in 2011 and in 2010)	(1,898)	(1,898)
Total shareholders' equity	59,933	53,992
Total liabilities and shareholders' equity	$ 104,757	$ 96,271

Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Common Stock, par value per share	$ 0.01	$ 0.01
Common Stock, shares authorized	100,000,000	100,000,000
Common Stock, shares issued	31,810,340	31,370,359
Common Stock, shares outstanding	29,717,964	29,277,983
Treasury Stock, shares	2,092,376	2,092,376

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Sales of products	$ 88,404	$ 70,235	$ 39,196
Service fees	18,624	17,545	14,325
Total revenues (Note 21, 22A)	107,028	87,780	53,521
Cost of revenues:
Cost of products sold	48,039	38,464	25,069
Cost of services	11,549	10,897	10,970
Total cost of revenues	59,588	49,361	36,039
Gross profit	47,440	38,419	17,482
Research and development costs	14,077	12,906	10,319
Selling, general and administrative expenses (Note 22B)	24,341	20,662	17,667
Total operating expenses	38,418	33,568	27,986
Operating income (loss)	9,022	4,851	(10,504)
Financial expenses, net (Note 22C)	(2,900)	(1,478)	(952)
Income (loss) before income taxes	6,122	3,373	(11,456)
Income tax expense (Note 23)	(744)	(557)	(386)
Net income (loss)	$ 5,378	$ 2,816	$ (11,842)
Earnings (loss) per ordinary share (Note 20):
Basic	$ 0.18	$ 0.1	$ (0.4)
Diluted	$ 0.18	$ 0.09	$ (0.4)
Weighted average number of ordinary shares outstanding:
Basic	29,557	29,259	29,218
Diluted	30,009	30,360	29,218

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Ordinary Shares NIS 0.01 par value [Member]	Treasury stock [Member]	Additional paid-in capital [Member]	Retained earnings (accumulated losses) [Member]
Balance, value at Dec. 31, 2008	$ 62,715	$ 132	$ (1,898)	$ 60,149	$ 4,332
Balance, shares at Dec. 31, 2008		31,227,484	(2,092,376)
Exercise of share options and RSU's, shares		100,635
Share based compensation expense	148			148
Net income (loss)	(11,842)				(11,842)
Balance, value at Dec. 31, 2009	51,021	132	(1,898)	60,297	(7,510)
Balance, shares at Dec. 31, 2009		31,328,119	(2,092,376)
Exercise of share options and RSU's, shares		42,240
Share based compensation expense	155			155
Net income (loss)	2,816				2,816
Balance, value at Dec. 31, 2010	53,992	132	(1,898)	60,452	(4,694)
Balance, shares at Dec. 31, 2010	29,277,983	31,370,359	(2,092,376)
Exercise of share options and RSU's, value	146	1		145
Exercise of share options and RSU's, shares		439,981
Share based compensation expense	417			417
Net income (loss)	5,378				5,378
Balance, value at Dec. 31, 2011	$ 59,933	$ 133	$ (1,898)	$ 61,014	$ 684
Balance, shares at Dec. 31, 2011	29,717,964	31,810,340	(2,092,376)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 5,378	$ 2,816	$ (11,842)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,366	2,262	2,140
Loss on disposal of fixed assets			5
Accrued interest on restricted deposit	7	(7)
Deferred tax benefit	(36)	(40)
Share based compensation expense	417	155	148
Provision for bad debts, net	(2)	324	677
Revaluation of liabilities	1,997	1,345	586
Changes in operating assets and liabilities:
Accounts receivable	3,451	(10,651)	(1,049)
Inventories	(318)	(7,360)	13,516
Due to / from affiliates	(4)	(40)	(224)
Other assets	(787)	(723)	293
Accounts payable - trade	(2,988)	5,267	(840)
Other current liabilities	290	6,474	81
Liability for employee severance benefits, net	26	139	88
Net cash provided by (used in) operating activities	9,797	(39)	3,579
Cash flows from investing activities:
Restricted deposit	5,175	(5,175)
Investment in short term deposits	(4,100)
Purchase of fixed assets	(1,064)	(1,686)	(298)
Purchase of intangible assets	(483)	(207)	(116)
Acquisition, net cash acquired			(13)
Net cash provided by (used in) investing activities	(472)	(7,068)	(427)
Cash flows from financing activities:
Increase (decrease) in bank loans	4,849	2,668	(1,980)
SELA earn-out payments	(421)	(220)
Payment to OCS	(609)	(228)	(21)
OCS grant received		215	383
Repayment of long-term loan	(599)	(109)
Share issuance, net	146
Repayment of long-term convertible loan		(1,666)	(1,667)
Net cash provided by (used in) financing activities	3,366	660	(3,285)
Effect of exchange rate changes on cash	(83)	222	(14)
Net decrease in cash and cash equivalents	12,608	(6,225)	(147)
Cash and cash equivalents at beginning of the year	9,577	15,802	15,949
Cash and cash equivalents at end of the year	22,185	9,577	15,802
Supplementary cash flows information:
Cash paid during the year for interest	157	126	160
Cash paid during the year for income taxes	495	411	232
Non-cash transactions:
Transfer of inventory to fixed assets	1,197	730	1,238
Transfer of fixed assets to inventory	850	871
Sela Acquisition [Member]
Cash flows from investing activities:
Acquisition, net cash acquired			487
Assets acquired and liabilities assumed from business acquisition:
Working capital (excluding cash and cash equivalents)			(814)
Fixed assets, net			(69)
Intangible assets			(4,054)
Long-term liabilities			5,424
Total assets acquired (liabilities assumed) from business acquisition			487
Printar [Member]
Cash flows from investing activities:
Acquisition, net cash acquired			(500)
Assets acquired and liabilities assumed from business acquisition:
Working capital (excluding cash and cash equivalents)			(521)
Fixed assets, net			(50)
Intangible assets			(3,500)
Long-term liabilities			3,571
Total assets acquired (liabilities assumed) from business acquisition			$ (500)

General	12 Months Ended
Dec. 31, 2011
General [Abstract]
General
Note 1 - General

A.
Camtek Ltd. ("Camtek"), an Israeli corporation, is a majority owned (59.64%) subsidiary of Priortech Ltd. ("Parent"), an Israeli corporation listed on the Tel-Aviv Stock Exchange. Camtek designs, develops manufactures and markets automatic optical inspection systems ("AOI systems") and related products. Camtek's AOI systems are used for yield enhancement for various applications in the electronic supply chain industry. The main applications along this supply chain are the production of microelectronics, printed circuit boards (PCB) and electronic packaging.

B.
In June 2009, the Company completed a transaction to acquire certain assets and liabilities from Printar Ltd. ("Printar"), an Israeli company. Printar is engaged in the development, manufacture, sale and marketing of direct digital material deposition systems and inks for the PCB industry, with two major fields of activity: Solder Mask ("SM"), an epoxy layer selectively covering the PCB, while leaving the connecting pads uncovered (currently in beta stage) and Legend, applying the identification nomenclature on the PCB ("Legend"). Printar introduced its first Legend system eight years ago.

The Printar technology provides a higher performing, one-step, environment-friendly and relatively low-cost process, in comparison with traditional processes. See Note 3 - Acquisition of Businesses. The operations of Printar have been included in the consolidated financial statements of the Company from June 15, 2009.

C.
In September 2009, the Company signed an agreement to acquire 100% of SELA- Semiconductor Engineering Laboratories Ltd. ("SELA"). The transaction was completed in November 2009. SELA is engaged in the development, manufacture and marketing of automated SEM (Scanning Electron Microscope) and TEM (Transmission Electron Microscope) sample preparation equipment, primarily for the semiconductor industry. SELA's existing install-base customers include many world-leading semiconductor fabrication facilities. In 2008, SELA introduced the Xact, the first TEM/STEM (Scanning Transmission Electron Microscope) sample preparation system using Adaptive Ion Milling (AIM) technology.

The AIM technology brings numerous advantages to traditional FIB (Focused Ion Beam) technology by reducing the sample thickness to below 20nm over a large area with high precision and throughput and with superior image quality. See Note 3 - Acquisition of Businesses. The operations of SELA have been included in the consolidated financial statements of the Company from October 1, 2009.

D.	The primary reason for the above two acquisitions was to develop new growth engines where the Company's core competencies provide synergies and competitive advantages.

All of Camtek's activities, including those associated with the above acquisitions, are conducted in one reportable business segment.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies
Note 2 - Significant Accounting Policies

A.	Principles of Consolidation

The accompanying consolidated financial statements, which include the accounts of Camtek and its subsidiaries (collectively "the Company"), are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). All material intercompany balances and transactions have been eliminated in consolidation.

B.	Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. Such estimates include valuation of accounts receivable, inventories, intangible assets, other long-lived assets, legal contingencies, and contingent consideration among others. These estimates and assumptions are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. It is often difficult to accurately estimate the ultimate outcome of a contingent liability. Different variables can affect the timing and amount that management provides for certain contingent liabilities.  The Company's assessments are therefore subject to estimates made by management and its legal counsel. Adverse revision in management estimates of the potential liability could materially impact the Company's financial condition, results of operations or liquidity.

The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

C.	Foreign currency transactions

The functional currency of the Company and its subsidiaries is the U.S. Dollar. Revenue generated by the Company and its subsidiaries is primarily generated outside of Israel and a majority thereof is received in U.S. Dollars. In addition, materials and components purchased and marketing expenses incurred are either paid for in U.S. Dollars or in New Israeli Shekels ("NIS") linked to changes in the U.S. Dollar/NIS exchange rate. The purchase of materials and components and other operating expenses recorded by a subsidiary in China is incurred in Chinese RMB. A significant portion of the Company's expenses are incurred in Israel and paid for in NIS. Transactions not denominated in U.S. Dollars are recorded upon their initial recognition according to the exchange rate in effect on the date of the transaction. Exchange rate differences arising upon the settlement of monetary items or upon reporting the Company's monetary items at exchange rates different from that by which they were initially recorded during the period, or reported in previous financial statements, are charged to financial income (expenses), net.

D.	Cash equivalents

All highly liquid investments purchased with original maturities of three months or less are considered to be cash equivalents.

E.	Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the outstanding recognized amount and do not bear interest. The allowance for doubtful accounts represents Management's best estimate of the probable loss inherent in existing accounts receivable balances as a result of possible non-collection. In determining the appropriate allowance, Management bases its estimate on information available about specific debtors, including aging of the balance, assessment of the underlying security received, the history of write-offs, relationships with the customers and the overall creditworthiness of the customers.

F.	Inventories

Inventories consist of completed systems, partially completed systems and components and other raw materials, and are recorded at the lower of cost or market. Cost is determined by the moving - average cost method basis.

Inventory write-downs are recorded at the end of each fiscal period for damaged, obsolete, excess and slow-moving inventory. These write-downs, to the lower of cost or market value, create a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.

Management periodically evaluates its inventory composition, giving consideration to factors such as the probability and timing of anticipated usage and the physical condition of the items, and then estimates a charge (reducing the inventory) to be provided for slow moving, technological obsolete or damaged inventory. These estimates could vary significantly, from actual requirements based upon future economic conditions, customer inventory levels or competitive factors that were not foreseen or did not exist when the inventory write-downs were established.

Inventory that is not expected to be converted or consumed within the next year is classified as non-current, based on Management's estimates taking into account market conditions.

G.	Fixed assets

Fixed assets are stated at cost less accumulated depreciation, and are depreciated over their estimated useful lives on a straight-line basis.

Annual rates of depreciation are as follows:

Building	2%
Machinery and equipment	10% - 33%
Office furniture and equipment	6% - 20%
Automobiles	15%

Leasehold improvements are amortized by the straight-line method over the shorter of the lease term or the estimated useful economic life of such improvements.

Certain of the Company's finished goods are systems used as demonstration systems, training systems, and for product development in the Company's laboratories ("internal use"). These systems are identical to the systems that Camtek sells in its ordinary course of business. In circumstances where the Company intends to utilize such systems for its internal use, the Company transfers them from inventory to fixed assets. The rationale for the transfer is that the Company does not have the intention to sell these systems in the ordinary course of business but rather expects to use them for its internal use over their expected useful lives. These systems are recorded as fixed assets at cost and depreciated over their useful lives.

H.	Intangible assets

Patent registration costs are recorded at cost and amortized, beginning with the first year of utilization, over its expected useful life.

Intangible assets purchased as part of the Printar and SELA acquisitions (See Note 3) were recorded at their fair value and are amortized based on their remaining estimated useful lives. Acquired in-process research and development (IPR&D) will be amortized starting at the initial date of recording revenues from the associated technology.

I.	Long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future cash flows expected to be generated by the asset.  If the carrying amount of the long lived asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized to the extent that the asset's carrying amount exceeds its fair value.

J.	Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually in accordance with the provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. The goodwill impairment test is a two step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to an acquisition price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company has set its annual impairment testing date at December 31. As of December 31, 2011 and 2010, based on the Company's annual impairment test, no impairment charge was recognized.

K.	Fair values of financial instruments

The carrying amounts for cash equivalents, short-term deposits, accounts receivable, accounts payable, short-term liabilities to banks and amounts due to/from affiliates approximate fair value because of the short-term duration of those items.

The fair value of long-term liabilities to banks also approximate the carrying amounts, since they bear floating rate interest at rates close to prevailing market rates.

The contingent consideration liabilities relating to the Printar and SELA acquisitions are measured at fair value at each balance sheet date.

L.	Revenue recognition

The Company recognizes revenue from sales of its products when the products are installed at the customer's premises and are operating in accordance with its specifications, signed documentation of the arrangement, such as a signed contract or purchase order, has been received, the price is fixed or determinable and collectibility is reasonably assured.

In the limited circumstances when the products are installed by a trained distributor acting as an end user, revenue is recognized upon delivery assuming all other criteria for revenue recognition are met.

Service revenues consist mainly of revenues from maintenance contracts and are recognized ratably over the contract period.

The Company implements the provisions of ASU 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements, and therefore for multiple-element arrangements the overall arrangement fee is allocated to each element (both delivered and undelivered items) based on management's best estimate of their selling price where other sources of evidence are unavailable. The Company's multiple deliverables consist of product sales and non-standard warranties. A non-standard warranty is one that is for a period longer than 12 months.

Accordingly, income from a non-standard warranty is deferred as unearned revenue and is recognized ratably as revenue commencing with and over the applicable warranty term.

The Company routinely evaluates its products for inclusion of any embedded software that is more than incidental thereby requiring consideration of ASC Subtopic 985-605, "Software Revenue Recognition".  Based on such evaluation, the Company has concluded that none of its products have such embedded software.

M.	Warranty

The Company records a liability for standard product warranty obligations at the time of sale based upon historical warranty experience. The term of the warranty is generally twelve months.

For the Company's treatment of non-standard warranties, see Note 2(L) - Revenue recognition.

N.	Income taxes

The Company accounts for income taxes in accordance with the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides a valuation allowance to reduce deferred tax assets to the amount that is more likely than not to be realized.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized uncertain income tax positions are measured at the largest amount that is more than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

O.	Research and development

Research and development costs are expensed as incurred.

P.	Earnings / Loss Per Ordinary Share

Basic earnings/loss per ordinary share is calculated using only weighted average ordinary shares outstanding. Diluted earnings per share, if relevant, gives effect to dilutive potential ordinary shares outstanding during the year.  Such dilutive shares consist of incremental shares, using the treasury stock method, from the assumed exercise of share options, warrants and convertible loan. (See Note 20)

For the year ended December 31, 2011 and 2010, the effect of the exercise of all outstanding Restricted Share Units ("RSUs") is dilutive and has been included in computing dilutive earnings per ordinary share.

For the year ended December 31, 2009, the effect of the exercise of all outstanding RSUs, warrants and conversion of convertible loan is anti-dilutive, and has not been included in computing dilutive loss per ordinary share.

For the year ended December 31, 2011 the effect of the exercise of some outstanding share options is dilutive and has been included in computing dilutive earnings per ordinary share.

For the years ended December 31, 2010 and 2009, the effect of the exercise of all outstanding share options is anti-dilutive and has not been included in computing dilutive loss per ordinary share.

Q.	Share-Based Compensation

The Company accounts for its employee share-based compensation as a cost in the financial statements. All awards are equity classified and therefore such cost is measured at the grant date fair value of the award. The Company estimates share option grant date fair value using the Black-Scholes-Merton option-pricing model. (For details see Note 19)

R.	Fair Value Measurements

The Company implements the provisions of ASC Topic 820 "Fair Value Measurements and Disclosures" ("ASC 820"). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. (For details see Note 25).

S.	Derivative Instruments

The Company enters into option contracts and forward exchange agreements in order to reduce its exposure with respect to various commitments in currencies other than the dollar, in connection with expenses in New Israeli Shekels.

The Company does not issue or hold derivative financial instruments for trading purposes, but rather to manage its foreign currency exposure.  Nevertheless, these transactions do not meet all the conditions for hedge accounting and accordingly, the changes in fair value of such instruments are recorded directly to financial income (expenses), net.

The Company's foreign exchange derivative contracts are marked-to-market based on the determined fair value of open contracts at period end. See Note 18.

T.	Business Acquisitions

On January 1, 2009, the Company adopted revised principles of ASC Topic 805, Business Combinations, related to business combinations and noncontrolling interests. The revised principles on business combinations apply to all transactions or other events in which an entity obtains control over one or more businesses. They require an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. Business combinations achieved in stages require recognition of the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values when control is obtained. This revision also changes the requirements for recognizing assets acquired and liabilities assumed arising from contingencies, and requires direct acquisition costs to be expensed. In addition, it provides certain changes to income tax accounting for business combinations which apply to both new and previously existing business combinations. Contingent considerations arising from business acquisitions are revalued at each balance sheet date with the revaluation difference being recorded to finance income, net in the consolidated statement of operations.

In April 2009, additional guidance was issued which revised certain business combination guidance related to accounting for contingent liabilities assumed in a business combination. The Company has adopted this guidance in conjunction with the adoption of the revised principles related to business combinations. The Company applied the revised principles to the acquisitions of Printar and of SELA (see Note 3).

U.	Contingent Liabilities

A contingency (provision) in accordance with ASC Topic 450-10-05, Contingencies, is an existing condition or situation involving uncertainty as to the range of possible loss to the entity.

A provision for claims is recognized if it is probable (likely to occur) that a liability has been incurred and the amount can be estimated reasonably.

V.	Government-Sponsored Research and Development

The Company records grants received from the Office of the Chief Scientist of the Israeli Ministry of Industry and Trade (the "OCS") as a liability, if it is probable that the Company will have to repay the grants received. If it is not probable that the grants will be repaid, the Company records the grants as a reduction to research and development expenses. Royalties paid to the OCS are recognized as a reduction of the above liability.

The Company accounts for OCS liabilities acquired in business combinations within the confines of debt obligations and as such changes in the liability from period to period, caused by changes to the estimated timing of future repayments and accrued interest, are accounted for prospectively and recorded as financial expenses (income). (See Note 16 and Note 17F)

W.	Recently Issued and Adopted Accounting Standards

1.
In December 2010, the FASB issued ASU 2010-28, Intangibles-Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, a consensus of the FASB Emerging Issues Task Force (Issue No. 10-A).  ASU 2010-28 modifies Step 1 of the goodwill impairment test under ASC Topic 350 for reporting units with zero or negative carrying amounts to require an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are adverse qualitative factors in determining whether an interim goodwill impairment test between annual test dates is necessary. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010.  The adoption of ASU 2010-28 in 2011 did not have a material impact on the Company's consolidated financial statements.

2.
In December 2010, the FASB issued ASU 2010-29 "Disclosure of Supplementary Pro Forma Information for Business Combinations". This ASU specifies that if a public entity presents comparative pro forma financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The ASU also expands disclosure requirements as to material pro forma adjustments. This ASU is effective as of the beginning of each reporting entity's first annual reporting period that begins after December 15, 2010. The adoption of ASU 2010-29 did not have a material effect on the Company's consolidated financial statements.

X.	New standards and interpretations not yet adopted

1.
In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of financial statements to understand the effect of those arrangements on its financial position, and to allow investors to better compare financial statements prepared under U.S. GAAP with financial statements prepared under International Financial Reporting Standards (IFRS). The new standards are effective for annual periods beginning January 1, 2013, and interim periods within those annual periods. Retrospective application is required. The Company will implement the provisions of ASU 2011-11 as of January 1, 2013.  The Company expects that the adoption of ASU 2011-11 will not have a material effect on its consolidated financial statements.

2.
In September 2011, the FASB issued ASU 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This ASU permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying amount before applying the two-step goodwill impairment test. If an entity concludes it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it need not perform the two-step impairment test. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company will implement the provisions of ASU 2011-08 as of January 1, 2012. The Company expects that the adoption of ASU 2011-08 will not have a material effect on its consolidated financial statements.

3.
In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The new standards do not extend the use of fair value but, rather, provide guidance about how fair value should be applied where it already is required or permitted under IFRS or U.S. GAAP. For U.S. GAAP, most of the changes are clarifications of existing guidance or wording changes to align with IFRS. A public entity is required to apply the ASU prospectively for annual and interim periods beginning after December 15, 2011. The Company expects that the adoption of ASU 2011-04 in 2012 will not have a material impact on its consolidated financial statements

Y.	All amounts in the notes to the financial statements are in thousands unless otherwise stated.

Acquisition of Businesses	12 Months Ended
Dec. 31, 2011
Acquisition of Businesses [Abstract]
Acquisition of Businesses
Note 3 - Acquisition of Businesses

A.	Printar - Acquisition of certain assets and liabilities

On June 15, 2009, the Company completed the acquisition of all Printar's assets, knowledge, technology and IP rights and liabilities to the Office of the Chief Scientist of Israel (OCS). The transaction is considered a business combination under ASC Topic 805 Business Combinations. (See also Note 1(B).)

The following table summarizes the consideration paid for Printar and the amounts of the assets acquired and liabilities assumed at the acquisition date.

June 2009
U.S.$
Consideration
Cash	500
Contingent consideration	1,830

Total consideration	2,330

Recognized amounts of identifiable assets acquired
and liabilities assumed
Inventories	521
Fixed assets	50
In process research and development (IPR&D)	1,002
Technology	368
Liability to Office of the Chief Scientist	(1,741)

Total identifiable net assets	200
Goodwill	2,130

Acquisition-related costs (included in
selling, general, and administrative
expenses in the income statement for
the year ending December 31, 2009)	30

In consideration for the purchase, Camtek will pay Printar a total amount of up to $2,500; an initial payment of $500 was paid in July 2009 and with the additional consideration of $2,000 subject to certain agreed conditions and provided that such amount, if due, be paid by the later of May 2011 or upon the fulfillment of the conditions specified in the agreement. As of the balance sheet date the specified conditions had yet to be fulfilled.

The additional amount bears interest of 3-month Libor rate plus 1.5%.

The fair value of the contingent payment was based on the $2,500 transaction price, discounted from the estimated payment dates to the valuation date using a rate of 13%, which represents the average of the weighted average cost of capital and the Company's effective interest on financial debt as of the acquisition date. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 (Statement 157) refers to as Level 3 inputs.

The amortization period for the technology acquired in the transaction is 5 years. The IPR&D will be amortized over a period of 10 years starting at the initial date of recording revenues from this technology. As of December 31, 2011, the IPR&D had not commenced amortization.

A.	Printar - Acquisition of certain assets and liabilities (cont'd)

The goodwill of $2,130 arising from the acquisition represents, inter alia, the synergies between the technology acquired and the Company's existing operational, R&D and sales and marketing infrastructure. See also Note 10 - Goodwill and intangible assets, net.

In 2009, the Company recorded revenues of $1,150 related to Printar's products and service fees.

The goodwill recognized is deductible for income tax purposes.

The liability to the OCS as of the acquisition date was based on the estimated timing of future payments, discounted using the weighted average cost of capital of 22%. (See also Note 17F).

The net values of the IPR&D, technology, liability to the OCS and contingent consideration at December 31, 2011 were $1,002, $185, $(2,643) and $(1,760) respectively. (December 31, 2010 - $1,002, $257, $(2,274) and $(1,741) respectively). See also Note 10 - Goodwill and Intangible assets, net, Note 12- Other current liabilities, Note 16 - Other Long-term Liabilities and Note 25 - Fair value measurements.

B.	SELA Acquisition

In September 2009, the Company signed an agreement to acquire the entire share capital of SELA. The transaction was completed in November 2009. (See also Note 1(C).)

The following table summarizes the consideration paid for SELA and the amounts of the assets acquired and liabilities assumed at the acquisition date.

September 2009
U.S.$
Consideration
Contingent consideration	3,739

Total consideration	3,739

Recognized amounts of identifiable assets acquired
and liabilities assumed
Inventories and Working capital	1,301
Fixed assets	69
Technology	2,486
Customer relationships	45
Liability to Office of the Chief Scientist	(1,685)

Total identifiable net assets	2,216
Goodwill	1,523

Acquisition-related costs (included in
selling, general, and administrative
expenses in the income statement for
the year ending December 31, 2009)	66

According to the agreement, in consideration for the shares Camtek will pay to SELA's shareholders future payments in the aggregate amount of up to $9,500 by way of earn-out payments, contingent upon SELA's future revenues. The fair value of the contingent consideration arrangement of $3,739 was estimated based on future earn-out payments discounted to the valuation date using the weighted average cost of capital of 19% as of the acquisition date. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35  refers to as Level 3 inputs. Key assumptions include management's estimation about future sales. See also Note 25 - Fair value measurements.

The liability to the OCS as of the acquisition date was based on the estimated timing of future payments, discounted using the Company's weighted average cost of capital of 19%.

The weighted average amortization period for the identified intangible assets acquired in the transaction is 12 years.

The net values of the technology, customer relationships, liability to the OCS and contingent consideration at December 31, 2011 were $1,989, $25, $(1,871) and $(5,127) respectively. (December 31, 2010 - $2,220, $34, $(1,856) and $(4,505) respectively).

The goodwill of $1,523 arising from the acquisition represents, inter alia, the synergies between the technology acquired and the Company's existing operational, R&D and sales and marketing infrastructure.

None of the goodwill recognized is expected to be deductible for income tax purposes.

In the fourth quarter of 2009 the Company recorded revenues of $600 related to Sela's products and service fees.

C.	Pro-forma financial statements for the Printar and SELA acquisitions have not been furnished as they are immaterial to the understanding of future operations.

D.
As part of the Printar and SELA acquisitions, the Company approved a plan (the Plan) to integrate and streamline the acquired operations within the existing Camtek structure. The Plan included mainly the abandonment of certain rented properties. The Plan resulted in restructuring costs of $220 in 2009.

All costs associated with the plan are included in general and administrative expenses in the accompanying consolidated statement of operation for the year ended December 31, 2009.

The Company's unpaid restructuring liabilities as of December 31, 2011 and 2010 are presented within other current liabilities in the consolidated balance sheet.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
Note 4 - Cash and Cash Equivalents

	Interest Rate as of	December 31,
	December 31, 2011	2011	2010
	%	U.S. Dollars
Cash in hand and in banking institutions		9,339	9,061
Deposits	1.23 - 2.15	12,529	105
Restricted		317	411

		22,185	9,577

As of December 31, 2011, approximately $200 were restricted against the Company's foreign exchange derivatives, $90 were restricted against credit lines to banking institutions in Hong Kong (denominated in Hong Kong Dollars), and $27 in Belgium (denominated in Euro).

As of December 31, 2010, approximately $200 were restricted against the Company's foreign exchange derivatives, $190 were restricted against credit lines to banking institutions in Hong Kong (of which $90 denominated in Hong Kong Dollars), and $21 in Belgium (denominated in Euro).

The Company's cash and cash equivalent balance at December 31, 2011 and 2010 is denominated in the following currencies:

	December 31,
	2011	2010
	U.S. Dollars
US Dollars	17,449	3,837
New Israeli Shekels	2,077	1,725
Chinese RMB	1,243	1,802
Other currencies	1,416	2,213

	22,185	9,577

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories
Note 5 -  Inventories

	December 31,
	2011	2010
	U.S. Dollars
Components	13,323	14,382
Systems partially completed	6,654	4,334
Completed systems, including systems at customer
locations not yet sold	6,332	7,622

	26,309	26,338

Inventories are presented in:

	December 31,	December 31,
	2011	2010
	U.S. Dollars
Current assets	24,355	24,034
Long term assets	1,954	2,304

	26,309	26,338

Long term Inventory:

At December 31, 2011, $1,954 of the Company's inventory is in excess of requirements for the year 2012 based on Management's estimate and the recent level of sales (At December 31, 2010, $2,304). This long term inventory is mainly comprised of spare parts. The Company's policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory held for sale, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this amount will be utilized according to its forecasted sales. Management believes no loss will be incurred on its disposition.

Other Current Assets	12 Months Ended
Dec. 31, 2011
Other Current Assets [Abstract]
Other Current Assets
Note 6 - Other Current Assets

	December 31,
	2011	2010
	U.S. Dollars
Due from Government institutions	1,537	964
Income tax receivables	132	55
Due from employees	73	93
Prepaid expenses	472	431
Advances to suppliers	31	81
Deposits for operating leases	339	197
Other	773	593

	3,357	2,414

Fixed Assets	12 Months Ended
Dec. 31, 2011
Fixed Assets [Abstract]
Fixed Assets
Note 7 -  Fixed Assets

	December 31,
	2011	2010
	U.S. Dollars
Land	863	863
Building	10,224	10,102
Machinery and equipment	8,930	8,690
Office furniture and equipment	5,267	5,127
Automobiles	151	176
Leasehold improvements	1,145	1,527

	26,580	26,485
Less accumulated depreciation	12,003	11,408

	14,577	15,077

Depreciation expenses for the years ended December 31, 2011, 2010 and 2009 amounted to $1,911, $1,862 and $1,904, respectively.

In accordance with agreements signed in August 2010 with Bank Leumi L'Israel and in August 2011 with Bank Mizrahi, a lien has been placed on the Company's facility in Israel. See Note 17(D).

Restricted Deposits	12 Months Ended
Dec. 31, 2011
Restricted Deposits [Abstract]
Restricted Deposits
Note 8 - Restricted Deposits

In August 2010, the Company made interest-bearing restricted deposits in connection with the issuance of an appeal bond guaranteed by Bank Leumi L'Israel in the total amount of $5,175. The deposits were for periods of six months, renewing automatically, and accrued annual interest of 0.65%. (Balance as of December 31, 2010, including interest - $5,182) See Note 17(D).

Following the Company's successful appeal in the infringement dispute with Rudolph, the appeal bond was officially released in September 2011.

Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets	Note 9 - Other Assets
	December
	2011	2010
	U.S. Dollars
Deposits for operating leases	304	460

Goodwill and Intangible Assets, net	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets, net [Abstract]
Goodwill and Intangible Assets, net
Note 10 - Goodwill and Intangible Assets, net

A.	Goodwill

	December 31,
	2011	2010
	U.S. Dollars

Balance as of December 31	3,653	3,653

As of December 31, 2011 and 2010, based on the Company's annual impairment test, no impairment charge was recognized.

B.	Intangible assets, net

	December 31,
	2011	2010
	U.S. Dollars
Patent registration costs	1,441	958
IPR&D	1,002	1,002
Technology	2,854	2,854
Customer relationships	45	45

Intangible assets at cost	5,342	4,859

Accumulated amortization	(1,151)	(696)

Total intangible asset, net	4,191	4,163

Patent registration costs are amortized over their estimated useful life of 10 years. Customer relationships and the Legend technology are amortized over their estimated useful lives of 5 years. The remaining technologies are amortized over their estimated useful lives of 10-12 years.

Amortization expense for the years ended December 31, 2011, 2010 and 2009 amounted to $455, $400 and $236, respectively. The amortization expense for 2011 includes the write-off of patents with a net value of $24 which were abandoned (in 2010 and 2009 - $0 and $102, respectively).

As of December 31, 2011, the estimated amortization expenses of intangible assets for the years 2012 to 2016 is as follows:

Year ending December 31,	U.S. Dollars
2012	530
2013	530
2014	489
2015	447
2016	447
2,443

As of December 31, 2011 and 2010, based on the Company's annual impairment test with respect to the acquired IPR&D, no impairment charge was recognized.

Short Term Loan	12 Months Ended
Dec. 31, 2011
Short Term Loan [Abstract]
Short Term Loan
Note 11 - Short Term Loan

In August and December 2011 the Company received short term loans of $1,500 each from Bank Mizrahi and Bank Leumi L'Israel. The loans are for periods of nine months and twelve months, respectively and accrue interest at a rate of Libor + 3.70% and Libor + 3.8%, respectively.

In September and October 2010 the Company received short term loans from Bank Leumi L'Israel of approximately $677 and $691, respectively, denominated in New Israeli Shekels (NIS 2,500 each). The loans were each for a period of six months and accrued interest at a rate of 4.36% and prime + 1.05%, respectively. These loans were repaid in accordance with the original agreements. (Rate as of December 31, 2010 - 4.55%). See Note 17(D).

Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities
Note 12 - Other Current Liabilities

	December 31,
	2011	2010
	U.S. Dollars
Accrued compensation and related benefits	6,235	5,741
Government institutions	691	418
Income tax payables	400	536
Current maturities of OCS liability (1)	485	536
Current maturities of contingent consideration	2,475	2,554
Accrued warranty costs	1,637	1,494
Commissions	2,358	2,470
Advances from customers and deferred revenues	2,186	1,837
Accrued expenses	5,101	5,822

	21,568	21,408

Changes in the product warranty obligation are as follows:

	December 31,
	2011	2010	2009
	U.S. Dollars
Beginning of year	1,494	595	783
New warranties	3,179	2,404	1,009
Reductions	(3,036)	(1,505)	(1,197)

Balance at end of year	1,637	1,494	595

(1)	See also Note 16 - Other long-term liabilities

Long-term loans	12 Months Ended
Dec. 31, 2011
Long-term loans [Abstract]
Long-term loans
Note 13 - Long-term loans

In August 2010, the Company received a long-term loan from Bank Leumi L'Israel in the amount of $1,300. The long-term loan is subject to certain financial covenants. See also Note 17(D).

The loan bears interest of Libor + 2.875% per annum. It is to be repaid in quarterly payments (principal and interest) over three years.

In December 2011, the Company received a further long-term loan from Bank Leumi L'Israel in the amount of $1,200. The long-term loan is subject to identical covenants to the loan described above.

The loan bears interest of Libor + 3.8% per annum. It is to be repaid in quarterly payments over two years.

In August 2011, the Company received a long-term loan from Bank Mizrahi in the amount of $2,000. The long-term loan is subject to certain financial covenants. See also Note 17(E).

The loan bears interest of Libor + 4.0% per annum. It is to be repaid in quarterly payments (principal and interest) over three years.

Principal repayments of the Company's long-term loans subsequent to December 31, 2011 are as follows:

U.S. Dollars
2012	1,700
2013	1,592
2014	500

3,792

Convertible Loan	12 Months Ended
Dec. 31, 2011
Convertible Loan [Abstract]
Convertible Loan
Note 14 - Convertible Loan

On August 23, 2005 (the "closing date") the Company raised $5,000 as a convertible loan from FIMI Opportunity Fund L.P and FIMI Israel Opportunity Fund, Limited Partnership ("FIMI"). The loan was payable in three equal annual payments starting at the third anniversary of the closing date.
The third and final portion of the loan was repaid in August 2010, as per the original agreement.

Liability for Employee Severance Benefits	12 Months Ended
Dec. 31, 2011
Liability for Employee Severance Benefits [Abstract]
Liability for Employee Severance Benefits
Note 15 -   Liability for Employee Severance Benefits

Under Israeli law and labor agreements, the Israeli companies are required to make severance and pension payments to their retired or dismissed employees and to employees leaving employment in certain other circumstances.

1.
The liability in respect of most of its employees is discharged by participating in a defined contribution pension plan and making regular deposits with a pension fund or by individual insurance policies. The liability deposited with the pension fund is based on salary components as prescribed in the existing labor agreement.  The custody and management of the amounts so deposited are independent of the companies and accordingly such amounts funded (included in expenses on an accrual basis) and related liabilities are not reflected in the balance sheet.

2.	The liability for severance pay which is not covered by the contribution plan amounted to $652 and $626 as of December 31, 2011 and 2010, respectively.

3.	Severance pay expenses were $1,073, $895 and $712 in 2011, 2010 and 2009, respectively.

Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2011
Other Long-Term Liabilities [Abstract]
Other Long-Term Liabilities
Note 16 - Other Long-Term Liabilities

	December 31,
	2011	2010
	U.S. Dollars
Liability for contingent consideration in respect of business combinations (1)	4,412	3,692
Liability to OCS, mainly in respect of business combinations (2)	4,627	4,192

	9,039	7,884

(1)
In accordance with ASC Topic 820 (Statement 157), the Company's liabilities for contingent consideration in respect of the acquisitions of Printar and SELA (see Note 3 and Note 25) are measured at fair value using Level 3 inputs.

(2)
Of the total long-term liability to OCS, $4,029 is in respect of the acquisitions of Printar and SELA. As of December 31, 2011 and 2010, only the accretion of time value had affected the remaining liabilities to the OCS resulting from the acquisitions, net of royalty repayments made to the OCS.  The effective interest rate used in the capitalization of the liabilities to the OCS as of December 31, 2011 and 2010, was approximately 20%.

The remaining $598 of the liability to OCS is in respect of new grants received in 2010 and 2009.

See Note 12 for current maturities of liability for contingent consideration and liability to OCS.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 17 -   Commitments and Contingencies

A.           Operating leases

The Company's subsidiaries have entered into various non-cancelable operating lease agreements, principally for office space. In 2010, the Company entered into a new framework agreement for non-cancelable operating leases for vehicles for a period of 36 months.

As of December 31, 2011, minimum future rental payments under such non-cancelable operating leases are as follows:

Year Ending December 31,	U.S. Dollars

2012	1,909
2013	1,060
2014	314
Thereafter	90

3,373

Aggregate office rent expenses amounted to $968, $1,043 and $1,132 in 2011, 2010 and 2009, respectively.

B.	Allowance for doubtful debts

The following is a summary of the allowance for doubtful accounts related to accounts receivable for the years ended December 31:

	Balance at				Balance at
	beginning		Reversal of	Write-off of	end of
	of period	Provision	provision	provision	period
		U.S. Dollars
2009	3,753	677	-	(404)	4,026
2010	4,026	324	-	(496)	3,854
2011	3,854	357	(359)	(1,625)	2,227

C.	Litigation

1.
On May 10, 2004, a lawsuit was filed against the Company in the District Court in Nazareth, Israel, by the Company's competitor, Orbotech Ltd., alleging that the Dragon and Falcon systems infringe upon a patent held by Orbotech Ltd. and requesting injunctive relief and damages. The patent upon which the claim was asserted expired in February 2008. The court advised the parties to turn to mediation. The parties participated in one mediation meeting, after which they decided to end the mediation and to hold direct negotiations between them. Despite the unsuccessful direct negotiations, the court ordered another mediation meeting which was scheduled for July 2011. In the meantime, court sessions have been postponed for as long as the mediation process was supposed to continue.

On February 23, 2005, a lawsuit was filed against the Company in the District Court in Jerusalem by Orbotech Ltd., alleging infringement of a patent held by Orbotech Ltd. regarding a specific illumination block (an apparatus for illuminating and controlling the illumination of scanned objects), seeking injunctive relief and damages. The court ruled, based on a court's scientific advisor's opinion and prime facie evidence only, that Camtek infringed the patent, and granted Orbotech a provisional remedy, i.e. interim relief, which prevented Camtek from manufacturing the allegedly infringing illumination block in suit. The patent upon which the claim was asserted expired in February 2007. At the court's recommendation, the parties held one mediation meeting, after which they have decided to conduct direct negotiations between them, without the mediator.

In   July 2005, the Company, together with its parent company, Priortech Ltd., filed   a lawsuit in the District Court in Tel Aviv against Orbotech Ltd., in respect of damages in the amount of $4.1 million incurred by it due to a claim and a motion for injunction   filed against the Company by Orbotech in May 2004, in the District Court in   Nazareth. The Company believes that Orbotech's claim and motion against it were not filed in   good faith, but in order to thwart Camtek's secondary public offering that was   scheduled few days after the submission of Orbotech's claim and motion, and was supposed to raise   approximately $40 million for the Company and Priortech Ltd.

On May 31, 2011, Camtek and Orbotech, together with other third parties involved, signed an agreement for the dismissal of all three lawsuits conducted between the parties, as mentioned above, and the dismissal was approved by the District Courts in Nazareth and Tel Aviv on June 20, 2011, and by the District Court in Jerusalem on June 22, 2011.

2.
On July 14, 2005, a lawsuit was filed against the Company in the United States District Court for the District of Minnesota ("Court") by one of the Company's competitors in the field of semiconductor wafer inspection equipment, August Technology Corporation (today Rudolph Technologies Inc., hereinafter "Rudolph", after August Technology's acquisition by Rudolph).  This suit alleged that the Company's Falcon inspection system infringed Rudolph's U.S. Patent No. 6,826,298 ("'298 Patent") and sought injunctive relief and damages. On March 6, 2009, a jury verdict in favor of Rudolph was rendered in this action, awarding Rudolph damages of approximately $6.8 million for the Company's sales of its Falcon products in the United States.  On August 28, 2009, the Court entered judgment ordering the Company to pay the jury award, and an additional $1.2 million in prejudgment interest. The Court also issued an injunction ("Injunction") prohibiting future sales and marketing of the Falcon product in the United States.  On January 7, 2011, the Court found that Rudolph was entitled to an additional $645,946 in damages for Falcon sales which occurred after the time period considered by the jury.

On March 9, 2011, Rudolph filed a motion seeking enhanced damages in the amount of $322,973 for the Company's allegedly willful post-verdict sales of the Falcon system.  Rudolph also sought $1.2 million and unspecified attorneys' fees for alleged contempt of the Court's Injunction.

The Company appealed the Court's judgment to the United States Court of Appeals for the Federal Circuit on August 10, 2010, and posted a bond with the Court to stay collection of the judgment pending resolution of the appeal. On August 22, 2011, the Court of Appeals for the Federal Circuit found that the Minnesota trial court had erred in its instructions to the jury regarding the construction/meaning of a material claim term in the asserted '298 Patent and vacated the finding of infringement, the damages award and the Injunction. The Court of Appeals remanded the case to the Court for a limited trial based on a corrected claim construction.  The Company now seeks dismissal of Rudolph's infringement claims under the '298 Patent in the remanded proceedings. Although it is difficult to predict the outcome of a patent infringement case, the Company believes that the probability of a negative outcome in this litigation after the limited trial is less than 50% and, accordingly, no provision has been recorded by the Company. Based on Rudolph's preliminary documentation filed with the Court in connection with the limited trial, the Company currently estimates the possible range of loss in this case, if any, to be $0 to $12 million (excluding interest).

On March 26, 2012, in conjunction with the 298' patent infringement case, the Court issued an Order adopting the Magistrate Judge's Report and Recommendation on contempt and damages in a sum of $1,291,892. A separate proceeding before the Magistrate Judge was ordered to determine attorneys' fees to be awarded in connection with the contempt charges. The Court held that some of Camtek's communications made during 2009 related to the eventual sale of some of its Falcon systems in Asia, were prohibited by the injunction that was then in place (as mentioned above, the injunction was vacated by the U.S. Court of Appeals for the Federal Circuit in August 2011). The Company intends to appeal this ruling. Although it is difficult to predict the outcome of this litigation, the Company believes that the probability of a negative outcome in this litigation is less than 50% and, accordingly, no provision has been recorded by the Company. Based on the awarded damages, the Company currently estimates the possible range of loss in this litigation, if any, to be $0 to $1.3 million (excluding attorneys' fees).

On December 28, 2011, Rudolph filed a complaint in the Court charging the Company with infringement of Rudolph's U.S. Patent 7,779,528 relating to semiconductor wafer inspection technology similar to that described in the '298 Patent. The Company has not yet been served with a complaint in this lawsuit and therefore, at this preliminary stage, is unable to estimate the possible range of loss in this case and the effect on the Company's activities and results of operation, if any.

3.
On March 7, 2008, a purported Class Action Complaint ("CAC"), Yuval Lapiner v. Camtek, Ltd. et al., was filed in the United States District Court for the Northern District of California on behalf of purchasers of the Company's common stock between November 22, 2005 and December 20, 2006.  Mr. Lapiner filed a Consolidated Amended Class Action Complaint on January 2, 2009, naming the Company and certain of its directors and officers as defendants.  It alleged that the defendants violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b-5 promulgated there under, and breached fiduciary duties by making false and misleading statements in the Company's SEC filings and press releases. The plaintiff seeked unspecified compensatory damages against the defendants, as well as attorneys' fees and costs. We filed a motion to dismiss the CAC, as amended, on February 17, 2009, and the Court granted this motion on June 2, 2009.  However, the Court gave plaintiff leave to amend his complaint, which he did when he filed a Second Consolidated Amended Class Action Complaint ("SAC") on July 10, 2009.  We filed a motion to dismiss the SAC and the court granted this motion on February 2, 2011. The Court, however, gave plaintiff leave to amend his complaint which he did when he filed a Third Amended Complaint ("TAC") on April 1, 2011.  Defendants moved to dismiss the TAC and on August 31, 2011, the Court granted Camtek its third motion to dismiss and done so this time without giving the plaintiff leave to amend. Plaintiff did not appeal the court's judgment.

4.
On November 1, 2010, a lawsuit has been filed by Fish & Richardson P.C. ("F&R") in the United States District Court for the District of Minnesota (Civil Action No. 10-4436) against the Company. The suit arises from F&R's representation of the Company in the 298 patent action against it by Rudolph Technologies Inc., referred to above. F&R alleges that the Company owes it approximately $2.25 million in unpaid attorney's fees arising from F&R's representation of the Company at this trial level proceeding. The Company disputes this claim, asserting that F&R inflated its fees by defending the matter inefficiently, and that F&R charged fees which were substantially beyond the estimated legal costs provided to the Camtek periodically in advance of incurring such fees. The Company also has potential malpractice counterclaims against F&R and is in the process of evaluating whether or not to bring such claims. F&R has obtained a default judgment against the Company, after asserting that service of the Summons and Complaint was properly effected upon the Company, and the Company failed to timely answer or otherwise appear in the action. The Company only learned of F&R's alleged service after F&R's motion for default and has retained local counsel in Minnesota to seek to vacate the default judgment, as the Company's position was that service has in fact, never been made upon the Company. On July 14, 2011, the District Court vacated the default judgment, after which the Company has filed a motion for stay until termination of all proceedings in the above-mentioned 298 patent claim, as well as a motion for transfer of this lawsuit to the competent court in the state of New York. The Company currently awaits the District Court's decisions on these motions. The Company believes that it has good defenses and intends to aggressively defend itself from the allegations in this claim. However, it is probable that the Company could realize a loss in this matter for which the Company has estimated its potential liability to be approximately $2.25 million, which the Company accrued as of December 31, 2011.

D.	Agreement with Bank Leumi L'Israel

In connection with the issuance of the appeal bond (See also Note 17(c)(2) above), in August 2010 the Company signed an agreement with Bank Leumi L'Israel, according to which the bank provided a bank guarantee in the amount of $8,925 in order to support the appeal bond, which was issued by a surety company in the United States, together with a long-term loan of approximately $1,300  (see Note 13 - Long-term loan).  In addition, the Company received short-term loans in the amount of approximately $1,400 (see Note 11 - Short-term loan) and factoring facilities of additional $1,300. As of December 31, 2011 these factoring facilities have not been utilized. The Company's obligations to the bank are secured by a lien on its facility in Israel, restricted deposits in the amount of approximately $5,200 (see Note 8 - Restricted deposits) and a floating charge on its assets.

Following the Company's successful appeal in the infringement dispute with Rudolph, the appeal bond was officially released in September 2011. As such, the bank ceased to provide the guarantee and the restrictions were removed from the deposits. See Note 17 (c)(2).

In addition, the Company signed a covenant agreement with the bank which requires it to comply with the following financial covenants:

•	On December 31 each year, the following covenants will be met:

1)	Adjusted shareholders' equity will be not less than 50% of the total balance sheet.(1)

2)	Adjusted shareholders' equity will be not less than $40,000. (1)

3)	Total annual sales will be not less than $60,000.

4)	From the date of the agreement, operating profits (EBITDA) will be positive.

(1)
Adjusted shareholders' equity is defined in the agreement as shareholders' equity as presented in the financial statements, minus deferred expenses, intangible assets, and balances due from affiliates.

•	At the end of each quarter, the Company's cash balance will be not less than $11,500, including deposits and liens to Bank Leumi.

•	Any cash balance over $1,000 situated in any of the Company's foreign subsidiaries must be transferred to Camtek Ltd (Israel) within 14 days.

•	If the Company does not maintain positive operating profits or the required quarter-end cash balance, it will be required to deposit at Bank Leumi a restricted sum of not less than NIS 5,000.

•	Total foreign assets of the Company at the end of each quarter will be greater than their total debts and liabilities.

•	The ratio of debt to banks to open receivables should be not greater than 70% at the end of each quarter.

In addition, the Company made a commitment not to significantly change its majority shareholders without prior written permission from the Bank. Similarly, the Company committed not to perform a merger without written permission from the Bank.

As of December 31, 2010, the Company did not comply with the financial covenants relating to the ratio of adjusted shareholders' equity to the total balance sheet ("shareholder's equity ratio"); and to the maintenance of cash balances of not more than $1,000 in the bank accounts of one of the foreign subsidiaries ("maximum cash balance").

On March 31, 2011, the Company signed an amended agreement with the bank which amended the definition of the shareholders' equity ratio to increase the equity in the sum of the liabilities for contingent consideration and the Office of the Chief Scientist in respect of acquisitions. This amendment was retroactively effective as of December 31, 2010.

In addition, a waiver was retroactively received from the bank in respect of the maximum cash balance in the foreign subsidiary as of December 31, 2010 and as of March 31, 2011.

Accordingly, the Company was in full compliance with the amended financial covenants as of the date that the 2010 annual financial statements were signed.

In December 2011, the Company signed an amended agreement with the Bank, subject to which the covenants regarding the foreign subsidiaries and the restricted deposit in the event of non-compliance no longer apply. In addition, the Company agreed that no lien would be placed on any of its subsidiaries' assets without prior written approval from the Bank.

As of December 31, 2011, the Company was in full compliance with the amended financial covenants.

E.           Agreement with Bank Mizrahi

In July 2011 the Company signed an agreement with Bank Mizrahi for a credit facility (see Notes 11, 13). The Company's obligations to the bank are secured by a lien on its facility in Israel and a floating charge on its assets. In addition, the Company signed a covenant agreement with the bank which requires it to comply with the following financial covenants:

At any time prior to the complete repayment of the credit, the Company is required to ensure:

•	The ratio of customers' balances and cash balances to its credit facilities including guarantees will not be less than 150%.

•	The ratio of the Company's credit facilities including guarantees to the total balance sheet will not exceed 20%.

•	Shareholders' equity will not be less than 40% of the total balance sheet.

•	Shareholders' equity will not be less than $40,000.

In the event that the Company is in breach of any of the covenants by no more than 10% it will be given two financial quarters to achieve compliance.

As of December 31, 2011 the Company was in full compliance with these financial covenants.

F.	Chief Scientist

Through its acquisition of Printar and SELA, the Company participates in programs sponsored by the Israeli government for the support of research and development activities. The Company is committed to pay amounts to the Chief Scientist (OCS) at rates of 3.5% of the sales of products resulting from this research and development, up to an amount equal to 100% of the grants received by the Company, and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required.

As of December 31, 2011 the amount of non-repaid grants received including interest accrued, in respect of Printar and SELA, amounted to $5,450 and $2,750, respectively (December 31, 2010 - $5,400  and $3,000 , respectively). The liabilities to the OCS were recorded at fair value as part of the purchase price allocation related to the acquisition of Printar and SELA and as of December 31, 2011 amounted to $2,643  and $1,871 , respectively (December 31, 2010 - $2,274 and $1,856 , respectively). (See Note 16 - Other long-term liabilities).

In 2009 and 2010, the Company received further grants in the amount of $598 from the OCS in connection with the research and development activities related to the Printar acquisition.

G.	Dispute with Chief Scientist

A dispute has arisen between the Company and the OCS in Israel in the amount of approximately $690 regarding the royalty rate to be paid in respect of certain of the Company's supported products, the production of which has been moved to a foreign subsidiary.

Management, based on an opinion of its legal advisors, believes that the probability of an unfavorable resolution to this dispute is less than 50%. Accordingly, no accrual has been recorded in the financial statements in respect of this matter.

H.	Outstanding Purchase Orders

As of December 31, 2011, the Company has purchase orders of $13,256 (2010 -$8,050) which mainly represent outstanding purchase commitments for inventory components ordered by the Company in the normal course of business.

Concentration of Risk and Financial Instruments	12 Months Ended
Dec. 31, 2011
Concentration of Risk and Financial Instruments [Abstract]
Concentration of Risk and Financial Instruments
Note 18 - Concentration of Risk and Financial Instruments

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash equivalents, short-term bank deposits and trade receivables. The Company's cash equivalents are maintained with multiple high-quality institutions and the composition and maturities of investments are regularly monitored by management.

The Company relies on single source and limited source suppliers and subcontractors for a number of essential components and subsystems of its products. The Company does not have agreements with all of these suppliers and subcontractors for the continued supply of the components or subsystems they provide. An interruption in supply from these sources would disrupt production and adversely affect the Company's ability to deliver products to its customers, which could have an adverse effect on the Company's business, revenues and results of operations.

The trade receivables of the Company are derived from sales to a large number of customers, primarily large industrial corporations located mainly in Asia, the United States and Europe. The Company generally does not require collateral: however, in certain circumstances, the Company may require a letter of credit, other collateral or additional guarantees. An allowance for doubtful accounts is determined with respect to those amounts that the Company has determined to be doubtful of collection. The Company performs ongoing credit evaluations of its customers.
The carrying amounts of financial instruments approximate fair value.

Liquidity:

The Company anticipates that its existing resources and cash flows from operations will be adequate to satisfy its liquidity requirements through calendar year 2012. If available liquidity will not be sufficient to meet the Company's operating and loan obligations as they come due, Management's plans include pursuing alternative financing arrangements or reducing expenditures as necessary to meet the Company's cash requirements throughout 2012. See also Note 17 (D) and Note 17 (E).

Derivative Instruments

The Company enters into foreign exchange instruments to manage its U.S. Dollar to NIS currency exchange risks. The terms of all of these currency instruments are less than one year. The notional amounts and fair value of derivatives as of December 31, 2011 are:

	Notional amount	Fair value
	U.S. Dollars

Options

Buy put options (Buy dollars and Sell NIS)	18,100	69

Sell call options (Sell dollars and Buy NIS)	18,100	(603)

The fair value of the instruments generally reflects the estimated amounts that the Company would receive or pay upon termination of the contracts at the reporting date.

The Company's derivative instruments are measured at fair value on the measurement date using Level 2 inputs.

Such instruments had a combined fair value loss of $(819) and gain of $277 for the years ended December 31, 2011 and 2010, respectively, based on quotations from financial institutions. The Company does not apply hedge accounting. Gains /losses on these instruments are recognized in the consolidated statement of operations.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity
Note 19 - Shareholders' Equity

A.	General

The Company shares are traded on the NASDAQ National Market under the symbol of CAMT, and also listed and traded on the Tel-Aviv stock exchange.

B.	Private Placement

In April 2006, the Company raised $14,500, net of issuance expenses, by issuing 2,525,252 ordinary shares at a price of $5.94 per share in a private placement to Israeli institutional investors. The private placement also included warrants that are exercisable into 1,262,626 ordinary shares at a price of $6.83 per share during a period of four years. The warrants issued in April 2006 have been classified in equity. The warrants expired in April 2010.

C.	Purchase of Ordinary Shares

On September 17, 2001, the Company announced that the Board of Directors authorized a share repurchase program to acquire up to $3,000 of the Company's ordinary shares from time to time in open market transactions. During September 2001, the Company purchased 250,000 ordinary shares at a cost of $592 and during 2002 the Company purchased 761,619 ordinary shares at a total cost of $401 in connection with such program.

In 2008, the Board of Directors authorized a further share repurchase program Repurchases will not exceed a total aggregate price of $2,000. In 2008 1,080,757 shares were repurchased for an aggregate price of $905.

D.	Stock Option Plan

As of December 31, 2011, the Company has five stock option plans for employees and directors. Future options will be granted only pursuant to the 2003 Share Option Plan described below.

In October 2003, the Company adopted a stock option plan (the Plan) pursuant to which the Company's Board of Directors may grant stock options to officers and key employees. The total number of options which may be granted to directors, officers, employees and consultants under this plan, is limited to 1,598,800 options. Stock options can be granted with an exercise price equal to or less than the stock's fair market value at the date of grant. All stock options have 10-year terms and vest and become fully exercisable after 4 years from the date of grant with 30% to vest at the end of each of the first three years and the remaining 10% to vest at the end of the fourth year following the grant date.

As of December 31, 2011, there are 68,927 additional options available for grant under the Plan. The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option-pricing model that used the weighted average assumptions in the following table. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

2011 Grant

Dividend yield	0
Expected volatility	63%-65%
Risk-free interest rate	1.6%-2.8%
Expected life (years)	6

In the year ending December 31, 2011,  846,804 options were granted. No options were granted during the years ended December 31, 2010, and 2009. The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was $0.00, $0.00 and $40,307 respectively. The total intrinsic value of options vested at December 31, 2011 was $18,330.

The total stock option compensation expense amounted to $297, $26 and $26 in 2011, 2010 and 2009, respectively.

As of December 31, 2011, there was $1,275 of total unrecognized compensation cost related to nonvested share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of 3.14 years.

D.	Stock Option Plan (cont'd)

Share option activity during the past three years is as follows:

	Year Ended December 31,
	2011		2010		2009
		Weighted		Weighted		Weighted
	Number	average	Number	average	Number	average
	of	exercise	of	exercise	Of	exercise
	shares	price US$	shares	price US$	Shares	price US$
Outstanding at
January 1	489,701	3.21	537,301	3.15	685,491	3.12
Granted	846,804	3.35	-	-	-	-
Forfeited	(53,400)	3.35	(47,600)	2.99	(116,200)	3.68
Exercised	(48,906)	2.98	-	-	(31,990)	0.00

Outstanding at year end	1,234,199	3.31	489,701	3.21	537,301	3.18

Vested at year end	412,395	3.26	480,701	3.19	517,301	3.15

			Weighted	Aggregate
	Number	Weighted	Average	intrinsic
	of	average	Remaining	Value (in
	shares	exercise	Contractual	US$
	outstanding	price US$	term (years)	thousands)

Outstanding as of December 31, 2011	1,234,199	3.31	7.04	19,500

Vested and expected to vest at December 31, 2011	1,184,891	3.31	7.04	18,330

Exercisable at December 31, 2011	412,395	3.26	2.49	19,500

The following table summarizes information about share options at December 31, 2011:

		Weighted
		average	Weighted		Weighted
		remaining	average		average
Range of	Number	contractual	exercise	Number	exercise
exercise price US$	outstanding	life in years	price US$	exercisable	price US$

2.98-3.29	281,395	1.98	2.98	281,395	2.98
3	66,000	3.74	3	66,000	3
5	10,000	4.37	5	10,000	5
6.15	10,000	4.58	6.15	10,000	6.15
4.5	30,000	5.06	4.5	30,000	4.5
3.95	15,000	5.23	3.95	15,000	3.95
3.76	670,000	9.08	3.76	-	-
2.86	40,000	9.50	2.86	-	-
2.01	55,000	9.75	2.01	-	-
0.00	56,804	9.99	0.00	-	-

	1,234,199	7.04	3.31	412,395	3.26

The following table summarizes information about nonvested options at December 31, 2011:

		Weighted
		average
		grant- date
	Options	fair value

Balance at January 1, 2011	9,000	6.89
Granted	846,804	2.04
Vested	(9,000)	6.89
Forfeited	(25,000)	2.28

Balance at December 31, 2011	821,804	2.03

E.	Restricted Share Unit Plan

In August 2007, the Company adopted a Restricted Share Unit ("RSU") Plan (the "Plan") pursuant to which the Company's board of directors may grant shares to officers and key employees. The total number of shares, which may be granted to directors, officers, employees and consultants under this Plan, is limited to 1,500,000 authorized but unissued Shares, after it was increased in 2009 by an additional 1,200,000 from 300,000 authorized but unissued shares.

The exercise price for each grantee shall be as determined by the Board and specified in the applicable RSU notice of grant; provided, however, that unless otherwise determined by the Board (which determination shall not require shareholder approval unless so required in order to comply with Mandatory Law), the exercise price shall be no more than the underlying share's nominal value. For the removal of any doubt, the Board is authorized (without the need for shareholder approval unless so required in order to comply with Mandatory Law) to determine that the exercise price of an RSU is to be $0.00.

Unless otherwise determined by the Board with respect to any specific grantee or to any specific grant, (which determination shall not require shareholder approval unless so required in order to comply with Mandatory Law) and provided accordingly in the applicable RSU notice of grant, the RSUs shall vest (become automatically exercised) according to the following 4-year vesting schedule:

a.	Upon the completion of a full 12 (twelve) months of continuous service - 25%.

b.
Upon the lapse of each full additional 3 (three) months of the grantee's continuous service thereafter, until all the RSU are vested, i.e. 100% of the grant will be vested after 4 years. - 6.25%  per quarter.

2009 grant vesting schedule as determined by the Board in April 2009 is as follows:

a.	Upon the completion of a full 24 (twenty four) months of continuous service - 50%.

b.	Upon the completion of a full 12 (twelve) months of continuous service - 25%.

c.	Upon the completion of a full 12 (twelve) months of continuous service - 25%.

Forfeited units are returned to the pool.

Total share based awards expense amounted to $120, $129 and $122 in 2011, 2010 and 2009, respectively.

The total unrecognized compensation cost amounted to $89, which is being amortized over the vesting period.

As of the balance sheet date the number of RSU's available for grant was 638,130.

Activity under the Restricted Share Unit Plan was as follows:

	Awards	Number of	Weighted-
	available	awards	average
	for grant	outstanding	fair value US$

Balance as of December 31, 2010	583,229	805,886	0.44
Awards granted	-	-	-
Exercised	-	(391,075)	0.48
Forfeited	54,901	(54,901)	0.40

Balance as of December 31, 2011	638,130	359,910	0.42

Earnings (Loss) Per Ordinary Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Ordinary Share [Abstract]
Earnings (Loss) Per Ordinary Share
Note 20 - Earnings (Loss) Per Ordinary Share

The following table summarizes information related to the computation of basic and diluted earnings (loss) per Ordinary Share for the years indicated:

	Year ended December 31,
	2011	2010	2009
	U.S. Dollars (In thousands, except per share data)
Net income (loss) attributable to Ordinary Shares	$5,378	$2,816	$(11,842)

Weighted average number of Ordinary Shares outstanding
used in basic earnings per Ordinary Share calculation	29,557	29,259	29,218

Add assumed exercise of outstanding dilutive potential
Ordinary Shares	452	1,101	-

Weighted average number of Ordinary Shares outstanding
used in diluted earnings per Ordinary Share calculation	30,009	30,360	29,918

Basic income (losses) per Ordinary Share	$0.18	$0.10	$(0.40)

Diluted income (losses) per Ordinary Share	$0.18	$0.09	$(0.40)

Geographic Information	12 Months Ended
Dec. 31, 2011
Geographic Information [Abstract]
Geographic Information
Note 21 - Geographic Information

Substantially all fixed assets are located in Israel and substantially all revenues are derived from shipments to other countries. Revenues are attributable to geographic areas/countries based upon the destination of shipment of products and related services as follows:

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
China and Hong Kong	34,113	33,614	19,512
Korea	23,233	16,621	8,391
Asia- Other	7,487	11,089	9,403
United States	11,699	10,075	5,531
Taiwan	16,458	7,862	4,763
Western Europe	6,956	4,033	3,335
Japan	4,618	3,270	1,984
Rest of the world	2,464	1,216	602

	107,028	87,780	53,521

Selected Income Statement Data	12 Months Ended
Dec. 31, 2011
Selected Income Statement Data [Abstract]
Selected Income Statement Data
Note 22 -   Selected Income Statement Data

A.            Revenues

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
Printed Circuit Boards and
IC substrates (1)	30,708	26,378	19,988
Microelectronics (2)	57,696	43,857	19,208
Service fees	18,624	17,545	14,325

Total Revenues	107,028	87,780	53,521

(1)	Includes sales of Printar's products (see Note 3A).
(2)	Includes sales of SELA's products (See Note 3B).

B.            Selling, general and administrative expenses

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
Selling (a1)	15,614	12,370	8,530
General and administrative	8,727	8,292	9,137

	24,341	20,662	17,667

(a1) Including shipping and handling costs	1,469	1,491	965

C.            Financial income (expenses), net

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
Interest expense	(100)	(112)	(160)
Interest income	32	14	17
Re-evaluation of other long-term liabilities
	(2,055)	(1,362)	(586)
Other, net	(777)	(18)	(223)

	(2,900)	(1,478)	(952)

Other, net includes foreign currency income (expense) resulting from transactions not denominated in U.S. Dollars amounting to $(308), $(3) and $(124) in 2011, 2010 and 2009, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 23 - Income Taxes

A.	Tax under various laws

The Company and its subsidiaries are assessed for tax purposes on a separate basis. Each of the subsidiaries is subject to the tax rules prevailing in the country of incorporation.

B.	Tax benefits under the Law for Encouragement of Capital Investments, 1959 ("the Investment Law")

The Company's production facilities have been granted "Approved Enterprise" status under the Investment Law. The Company participates in the Alternative Benefits Program and, accordingly, income from its Approved Enterprises will be tax exempt for a period of 10 years, commencing in the first year in which the Approved Enterprise first generates taxable income due to the fact that the Company operates in Zone "A" in Israel.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of an enterprise, which may be approved by the Investment Center by setting criteria for the approval of a facility as a "Beneficiating Enterprise", such provisions generally require that at least 25% of the Beneficiating Enterprise's income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for the tax benefits.

In addition, the Amendment provides that the terms and benefits included in any approval certificate issued prior to December 31, 2004 will remain subject to the provisions of the Investment Law as they were on the date of such prior approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. As a result of the Amendment, tax-exempt income generated under the provisions of the new law, as part of a new Beneficiating Enterprise, will subject the Company to taxes upon distribution or liquidation.

The Company has been granted the status of Approved Enterprises, under the Investment Law, for investment programs for the periods which ended in 2007 and 2010, and the status of Beneficiating Enterprise according to the Amendment, for the period ending in 2014  ("Programs"). SELA has also been granted the status of Beneficiating Enterprise according to the Amendment, for the period ending in 2014.

Out of Camtek's retained earnings as of December 31, 2011 approximately $20,800 are tax-exempt earnings attributable to its Approved Enterprise and approximately $5,300 are tax-exempt earnings attributable to its Beneficiating Enterprise. The tax-exempt income attributable to the Approved and Beneficiating Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If these retained tax-exempt profits are distributed, the Company would be taxed at the reduced corporate tax rate applicable to such profits (currently - 25% pursuant to the implementation of the Investment Law). According to the Amendment, tax-exempt income generated under the Beneficiating Enterprise will be taxed upon dividend distribution or complete liquidation, whereas tax exempt income generated under the Approved Enterprise will be taxed only upon dividend distribution (but not upon complete liquidation, as the tax liability will be incurred by the shareholders).

As of December 31, 2011, if the income attributed to the Approved Enterprise were distributed as dividend, Camtek would incur a tax liability of approximately $5,200. If income attributed to the Beneficiating Enterprise were distributed as dividend, or upon liquidation, Camtek would incur a tax liability in the amount of approximately $1,250. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company intends to indefinitely reinvest the amount of its tax-exempt income and not distribute any amounts of its undistributed tax exempt income as dividend. Accordingly, no deferred tax liabilities have been provided on income attributable to the Company's Approved and Beneficiating Enterprise Programs as the undistributed tax exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the law and the regulations published thereunder as well as the criteria set forth in the approval for the specific investments in the Approved Enterprises. In the event of failure to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rates and the Company could be required to refund a portion of the tax benefits already received, with respect to such Programs. As of December 31, 2011 and 2010, the Company's management believes that the Company has met the aforementioned conditions.

Amendment to the Law for the Encouragement of Capital Investments - 1959

On December 29, 2010, the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments - 1959 (hereinafter - "the Amendment to the Law"). The Amendment to the Law was published in the Official Gazette on January 6, 2011. The Amendment to the Law is effective from January 1, 2011 and its provisions will apply to preferred income derived or accrued in 2011 and thereafter by a preferred company, per the definition of these terms in the Amendment to the Law. Companies can choose to not be included in the scope of the Amendment to the Law and to stay in the scope of the law before its amendment until the end of the benefits period. The 2012 tax year is the last year companies can choose as the year of election, providing that the minimum qualifying investment began in 2010.

The Amendment provides that only companies in Development Area A will be entitled to the grants track and that they will be entitled to receive benefits under this track and under the tax benefits track at the same time. In addition, the existing tax benefit tracks were eliminated (the tax exempt track, the "Ireland track" and the "Strategic" track) and two new tax tracks were introduced in their place, a preferred enterprise and a special preferred enterprise, which mainly provide a uniform and reduced tax rate for all the company's income entitled to benefits, such as: for a preferred enterprise - in the 2011-2012 tax years - a tax rate of 10% for Development Area A and of 15% for the rest of the country, in the 2013-2014 tax years - a tax rate of 7% for Development Area A and of 12.5% for the rest of the country, and as from the 2015 tax year - 6% for Development Area A and 12% for the rest of the country. Furthermore, an enterprise that meets the definition of a special preferred enterprise is entitled to benefits for a period of 10 consecutive years and a reduced tax rate of 5% if it is located in Development Area A or of 8% if it is located in a different area.

The Amendment to the Law also provides that no tax will apply to a dividend distributed out of preferred income to a shareholder that is a company, for both the distributing company and the shareholder. A tax rate of 15% shall continue to apply to a dividend distributed out of preferred income to an individual shareholder or foreign resident, subject to double taxation prevention treaties, which means that there is no change from the existing law. Furthermore, the Amendment to the Law provides relief (hereinafter - "the relief") with respect to tax paid on a dividend received by an Israeli company from profits of an approved / alternative / beneficiary enterprise that accrued in the benefits period according to the version of the law before its amendment, if the company distributing the dividend notifies the tax authorities by June 30, 2015 that it is applying the provisions of the Amendment to the Law and the dividend is distributed after the date of the notice.
As of the December 31, 2011, the Company has not chosen the election of the Amendment to the law.

C.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company is an "industrial company" as defined by this law and as such is entitled to certain tax benefits, mainly accelerated depreciation as prescribed by regulations published under the Inflationary Adjustments Law and the right to deduct issuance costs as an expense for tax purposes.

D.	Composition of income (loss) before income taxes and income tax expense (benefit)

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
Income (loss) before income taxes:
Israel	677	(645)	(13,860)
Non-Israeli	5,445	4,018	2,404

	6,122	3,373	(11,456)

Income tax expense (benefit):
Current:
Israel	45	35	52
Non-Israeli	735	562	334

	780	597	386
Deferred:
Israel	-	-	-
Non-Israeli	(36)	(40)	-
	(36)	(40)	-

	744	557	386

E.             Income taxes included in the statements of operations:

The following is a reconciliation of the theoretical income tax expense (benefit), assuming all income is taxed at the statutory tax rate applicable to Israeli companies, and the actual income tax expense:

	Year Ended December 31,
	2011	2010	2009
	U.S. Dollars
Income (loss) before income taxes	6,122	3,373	(11,456)

Statutory tax rate	24%	25%	26%

Theoretical income tax expense (benefit)	1,469	843	(2,979)

Increase (decrease) in income tax expense resulting from:

Tax benefits arising from "Approved and Beneficiating
Enterprises" and preferential tax rate in China	(1,071)	(317)	(389)

Tax benefits resulting from tax loss carryforwards
and deductible temporary differences for which deferred
tax benefits were not recognized in previous years	(1,270)	(190)	-

Change in valuation allowance from tax losses and
deductible temporary differences for which deferred tax
benefits are not recorded in the current year	265	1,087	2,915

Permanent differences and nondeductible expenses,
including differences between Israeli currency and
dollar-adjusted financial statements-net	723	(760)	347

Nondeductible stock-based compensation	102	44	24

Other *	526	(150)	468

Actual income tax expense	744	557	386

Per share effect of the tax benefits arising from
"Approved and Beneficiating Enterprises" and
preferential tax rate in China:

Basic	$0.04	$0.01	$0.01

Diluted	$0.04	$0.01	$0.01

* Mainly due to foreign tax rate differential.

F.            Income taxes included in the balance sheets

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below:

	December 31
	2011	2010
	U.S. Dollars
Current:
Allowance for doubtful accounts	136	348
Accrued warranty	90	63
Unearned revenue	150	5
Accrued expenses	471	158
NOL and other temporary differences *	971	784

Total gross current deferred tax assets	1,818	1,358
Valuation allowance	(1,708)	(1,304)

Current deferred tax asset, net of valuation allowance	110	54

Long-term:
Net operating losses (NOL) carryforwards	6,506	10,621
Severance pay	21	10
Fixed assets	(110)	(63)
Other Assets	(246)	(318)
Other temporary differences *	269	145

Total gross long-term deferred tax assets	6,440	10,395
Valuation allowance	(6,308)	(10,243)

Long-term deferred tax asset, net of valuation allowance	132	152

Net deferred tax assets	242	206

* Other temporary differences mainly relate to research and development expenses

Under FASB ASC Subtopic 740-10, deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carryforwards and deductible temporary differences, unless it is more likely than not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Since the future realization of the net operating loss carryforwards and deductible temporary differences is uncertain and not considered more likely than not, a valuation allowance has been established to reduce the deferred tax assets to their estimated realizable value. The net change in the total valuation allowance was a decrease of $3,531 for the year ended December 31, 2011 and an increase of $1,941 and $3,257 for the years ended December 31, 2010 and 2009, respectively.

As of December 31, 2011, Camtek has not provided for income taxes on the undistributed earnings of approximately $11,790 of two of its major foreign subsidiaries since these earnings are intended to be indefinitely reinvested.  A deferred tax liability will be recognized when the Company no longer demonstrates that it plans to indefinitely reinvest these undistributed earnings.  It is not practicable to estimate the amount of additional taxes that might be payable on such undistributed earnings.

As of December 31, 2011, the Company and its subsidiaries in Israel have regular NOL carryforwards aggregating approximately $40,320 that do not expire.

As of December 31, 2011, the major foreign subsidiaries have NOL carryforwards aggregating approximately $4,979, of which approximately $3,447 will expire from 2012 to 2028 and approximately $1,532 can be carried forward indefinitely.

G.	Reduction in corporate income tax rate in Israel

On July 14, 2009, the Knesset passed the Economic Efficiency Law (Legislation Amendments for Implementation of the 2009 and 2010 Economic Plan) - 2009, which provided, inter-alia, an additional gradual reduction in the company tax rate to 18% as from the 2016 tax year. In accordance with the aforementioned amendments, the company tax rates applicable as from the 2009 tax year are as follows: in the 2009 tax year- 26%, in the 2010 tax year - 25%, in the 2011 tax year - 24%, in the 2012 tax year - 23%, in the 2013 tax year - 22%, in the 2014 tax year - 21%, in the 2015 tax year - 20% and as from the 2016 tax year the company tax rate will be 18%.

On December 5, 2011, the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) - 2011. According to the law the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the company tax rate will be 25% as from 2012.

H.
On February 26, 2008, the Israeli Income Tax Law (Inflationary Adjustments) (Amendment No. 20) (Restriction of Period of Application) - 2008 ("the 2008 Amendment") was passed by the Knesset. According to the 2008 Amendment, the Inflationary Adjustments Law will no longer be applicable subsequent to the 2007 tax year, except for certain transitional provisions.

Further, according to the 2008 Amendment, commencing with the 2008 tax year, the adjustment of income for the effects of inflation for tax purposes will no longer be calculated. Additionally, depreciation on fixed assets and tax loss carryforwards will no longer be linked to future changes in the CPI subsequent to the 2007 tax year, and the balances that have been linked to the CPI through the end of the 2007 tax year will be used going forward.

I.
On September 17, 2009 Income Tax Regulations (Determination of Interest Rate with respect to Section 3(j)) (Amendment) - 2010 were published following which there was an extensive change in Income Tax Regulations (Determination of Interest Rate with respect to Section 3(j)) - 1986. The Amendment applies to loans granted as from October 1, 2009, and also includes transitional provisions regarding loans granted before the effective date of the Amendment.

The annual interest rate for purposes of Section 3(j) of the Ordinance, with respect to in scope taxpayers granting a loan in NIS is 3.8%, 3% and 3.3% (unlinked) , for tax years 2011and 2010 respectively. The interest rate effective for the period from October 1, 2009 to December 31, 2009 is 3.3% (unlinked).

Conversely, when the loan is in foreign currency (as defined in the regulations) the interest rate with respect to Section 3(j) is according to the rate of change in the exchange rate of the relevant foreign currency plus 3%.

In addition, a special provision was included with respect to determination of the interest rate on a loan in NIS or in foreign currency that was granted in the 14 days before or after a loan with the same terms was received from a non-related party.

J.
The Company's Chinese subsidiaries are subject to income tax based upon the taxable income as reported in the statutory financial statements prepared under Chinese accounting regulations. The subsidiaries in China were entitled to zero tax for the first two years following the earlier of either reaching profitability or 2008, and a 50% tax reduction from the standard tax rate of 25% for the following three years. The tax rate for both Chinese subsidiaries in 2011 was 12%-12.5%. The tax holidays will end in 2012 and 2013 for Camtek Electronic Technology ("CET") and Camtek Imaging Technology ("CIT"), respectively.

K.	Accounting for uncertainty in income taxes

FASB ASC Subtopic 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This subtopic prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FASB ASC Subtopic 740-10 also provides guidance on derecognition of tax positions, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition. FASB ASC Subtopic 740-10 requires significant judgment in determining what constitutes an individual tax position as well as assessing the outcome of each tax position.

For the years ended December 31, 2011, 2010 and 2009, the Company did not have any unrecognized tax benefits. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.

The Company accounts for interest and penalties related to unrecognized tax benefits as a component of income tax expense. For the years ended December 31, 2011, 2010 and 2009, no interest and penalties related to unrecognized tax benefits have been accrued.

The Company and its subsidiaries in Israel file their income tax returns in Israel while its principle foreign subsidiaries file their income tax returns in Belgium, Hong Kong, United States of America and China. The Israeli tax returns of Camtek are open to examination by the Israeli Tax Authorities for the tax years beginning in 2008, in addition, the Israeli tax returns of SELA are open to examination by the Israeli Tax Authorities for the tax years beginning in 2007, while the tax returns of its principal foreign subsidiaries remain subject to examination for the tax years beginning in 1997 in Belgium, 2003 in Hong Kong and 2006 in the United States of America.

Balances and Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Balances and Transactions with Related Parties [Abstract]
Balances and Transactions with Related Parties
Note 24 -   Balances and Transactions with Related Parties

A.             Balances with related parties:

	December 31,	December 31,
	2011	2010
	U.S. Dollars
Accounts receivable	407	17
Due from affiliates	388	384

B.             Transactions with related parties:

	Year Ended December 31,
	2011	2010		2009
	U.S. Dollars
Purchases from Parent and affiliates	1,555	1,955		684
Interest income from Parent	31	-	*	-	*
Sales to Parent and affiliates	2,397	83		843

*  Less than $1 thousand

Unpaid balances between Parent and its subsidiaries in Israel and the Company bear interest at 5.5%.

Registration Rights Agreement with Parent

On March 1, 2004, the Company entered into a registration rights agreement providing for the Company to register with the SEC certain of its ordinary shares held by Parent. This registration rights agreement may be used in connection with future offerings of ordinary shares, and includes, among others, the following terms: (a) Parent is entitled to make up to three demands that the Company registers its ordinary shares held by Parent, subject to delay due to market conditions; (b) Parent will be entitled to participate and sell the Company's ordinary shares in any future registration statements initiated by the Company, subject to delay due to market conditions; (c) the Company will indemnify Parent in connection with any liabilities incurred in connection with such registration statements due to any misstatements or omissions other than information provided by Parent, and Parent will indemnify the Company in connection with any liabilities incurred in connection with such registration statements due to any misstatements or omissions in written statements by Parent made for the purpose of their inclusion in such registration statements; and (d) the Company will pay all expenses related to registrations which the Company has initiated, except for certain underwriting discounts or commissions or legal fees, and Parent will pay all expenses related to a registration initiated at its demand in which the Company is not participating.

On December 30, 2004, the Registration Rights Agreement with Parent was amended. The amendment concerns primarily the grant of unlimited shelf registration rights thereunder to Parent with respect to its holdings in the Company, and the assignability of those shelf registration rights to its  transferees.

Employment Agreements with the Active Chairman and the EVP

Effective January 1, 1998, the Company entered into an employment agreement with its now Executive Vice President, Business & Strategy ("EVP"). Pursuant to changes made to this agreement in 2005, the EVP dedicates 40% of his time to work for Parent. The EVP receives from the Company 60% of a full time salary and is compensated directly by the Parent for the remaining 40% of his time. In October, 2011 the EVP's terms of employment were re-approved by the General  Meeting of Shareholders for a consecutive three years period.

Effective January 1, 1998, the Company entered into an employment agreement with its now Active Chairman of the Board of Directors ("Active Chairman"). Pursuant to latest changes made to this agreement in 2010, the Chairman dedicates 25% of his time in providing consulting and management services for Parent through Amitec - Advanced Multilayer Interconnect Technologies Ltd. - a wholly owned subsidiary of the Parent ("Amitec"). The Active Chairman receives from the Company 75% of a full time salary and is compensated directly by Amitec for the remaining 25% of his time.

The Active Chairman of the Board of Directors serves as the Chairman of Parent, and the EVP as a director of Parent.

The Active Chairman and EVP do not receive any additional compensation for their service as the Company's directors.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements
Note 25 - Fair Value Measurements

The level in the fair value hierarchy within which an asset or liability is classified is based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company measures its foreign currency derivative contracts and its long term liabilities with respect to contingent consideration at fair value. The Company's foreign currency derivative contracts are classified within Level 2, because they are valued utilizing market observable inputs. The long-term liabilities arising from contingent consideration are classified within Level 3 because they are valued using significant inputs that are unobservable in the market such as the Company's weighted average cost of capital.

The following table presents the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and December 31, 2010, aggregated by the level in the fair-value hierarchy within which those measurements fall:

		Quoted Prices in Active Markets for		Significant
			Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
Description	2011	(Level 1)	(Level 2)	(Level 3)
	U.S. Dollars

Liabilities
Foreign currency derivative contracts	534	-	534	-
Contingent consideration	6,887	-	-	6,887

Total Liabilities	7,421		534	6,887

		Quoted Prices in Active Markets for		Significant
			Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
Description	2010	(Level 1)	(Level 2)	(Level 3)
	U.S. Dollars
Assets
Foreign currency derivative contracts	285	-	285	-
Total Assets	285	-	285	-

Liabilities
Contingent consideration	6,246	-	-	6,246

Total Liabilities	6,246	-	-	6,246

The Company's accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There were no significant transfers into or out of level 1, level 2, or level 3 for the year ended December 31, 2011.

The following tables present a roll-forward of the fair value of Level 3 (significant unobservable inputs) liabilities for the year ended December 31, 2011 and 2010:

Level 3 U.S. Dollars
Contingent consideration
December 31, 2010	6,246
Settlement of liabilities	(623)
Revaluation of fair value included in statement of operations	1,264

December 31, 2011	6,887

Level 3 U.S. Dollars
Contingent consideration
December 31, 2009	5,880
Settlement of liabilities	(263)
Revaluation of fair value included in statement of operations	629

December 31, 2010	6,246

The adjustments to fair value of the contingent consideration are recorded in the finance expense (net) in the statement of operations.

The fair value of the contingent payment for Printar as of December 31, 2011, was based on the $2,500 transaction price, discounted from the estimated payment dates to the valuation date using the weighted average cost of capital of 20.4%. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 (Statement 157) refers to as Level 3 inputs. Key assumptions include management's estimation about future sales. (See also Note 3(A) ).

The fair value of the contingent consideration arrangement for SELA as of December 31, 2011, was estimated based on future earn-out payments discounted to the valuation date using the weighted average cost of capital of 18.5%. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 (Statement 157) refers to as Level 3 inputs. Key assumptions include management's estimation about future sales. (See also Note 3(B) ).

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 26 - Subsequent Events

A.	On March 26, 2012, in conjunction with the 298' patent infringement case, the Court issued an Order adopting the Magistrate Judge's Report and Recommendation on contempt and damages in a sum of $1,291,892. See Note 17(c)(2).